UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 28, 2023

KALEYRA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38320	82-3027430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street, New York , NY	10004
(Address of Principal Executive Offices)	(Zip Code)

+1 917 508 9185

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KLR	New York Stock Exchange
Warrants, at an exercise price of $40.25 per share of Common Stock	KLR WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On June 28, 2023, Kaleyra, Inc., a Delaware corporation (the “Company” or “Kaleyra”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Tata Communications Limited, a company listed on BSE Limited and National Stock Exchange of India Limited (“Parent”), pursuant to which, at the closing, upon the terms and subject to the conditions set forth therein, Merger Sub, a Delaware corporation and wholly owned subsidiary of Parent to be formed by Parent, will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”).

Effect on Capital Stock

Upon the terms and subject to the conditions set forth in the Merger Agreement, upon the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.0001 per share, of the Company (the “Company Common Stock”) that is issued and outstanding as of immediately prior to the Effective Time (other than any shares of Company Common Stock that are held by the Company as treasury stock or owned by Parent or any of its subsidiaries (including Merger Sub), or any shares of Company Common Stock as to which appraisal rights have been properly exercised in accordance with Delaware law, will be automatically cancelled, extinguished and converted into the right to receive $7.25, without interest thereon (the “Per Share Price”).

Representations and Warranties and Covenants

The Company, Parent and Merger Sub have each made customary representations, warranties and covenants in the Merger Agreement. Among other things, (a) the Company has agreed, subject to certain exceptions, to use commercially reasonable efforts to conduct its business in all material respects in the ordinary course of business, from the date of the Merger Agreement until the Effective Time, and not to take certain actions prior to the Effective Time without the prior written consent of Parent (not to be unreasonable withheld, conditioned or delayed) and (b) from the date of the Merger Agreement until the earlier to occur of (i) the termination of the Merger Agreement pursuant to its terms and (ii) the Effective Time, the Company agreed not to solicit or engage in discussions or negotiations regarding any alternative business combination transactions, except in the limited circumstances permitted under the Merger Agreement.

Treatment of Company RSUs

At the Effective Time, each Company RSU outstanding and vested as of immediately prior to the Effective Time (a “Vested Company RSU”) will, at the Effective Time, be cancelled and converted into and will become the right to receive an amount in cash, without interest and subject to applicable withholding taxes, equal to the product of (i) the Per Share Price and (ii) the total number of shares of Company Common Stock subject to such vested Company RSU as of immediately prior to the Effective Time.

Each Company RSU that is outstanding as of immediately prior to the Effective Time that is not a Vested Company Option (an “Unvested Company RSU”) will, at the Effective Time, be cancelled and converted into and will become the right to receive an amount in cash, without interest thereon and subject to applicable withholding taxes, equal to the product of (i) the total number of shares of Company Common Stock subject to such Unvested RSU as of immediately prior to the Effective Time (the “Cash Replacement Company RSU Amounts”), which Cash Replacement Company RSU Amounts will, subject to the holder’s continued service with Parent or its affiliates through the applicable vesting dates, vest and be payable at the same time as the Unvested Company RSUs for which such Cash Replacement Company RSU Amounts were exchanged would have vested and been payable pursuant to its terms (including with respect to acceleration of vesting). However, if the holder of a Cash Replacement Company RSU Amount is terminated by Parent or the Company without cause in connection with the Closing or thereafter (but on, or prior to, December 31, 2024), such holder’s then unvested Cash Replacement Company RSU Amount will automatically accelerate and become vested upon such date of termination.

Treatment of Company Warrants

At the Effective Time, each issued and outstanding warrant to purchase shares of Company Common Stock, whether listed on the NYSE or otherwise (each, a “Company Warrant”), outstanding as of immediately prior to the Effective Time shall, pursuant to the terms of the Warrant Agreement, dated December 7, 2017, by and between GigCapital, Inc. and Continental Stock Transfer & Trust Company (the “Warrant Agreement”), be automatically cancelled and converted into the right to receive (without interest) an amount in cash equal to the product of (i) the total number of shares of Company Common Stock underlying such Company Warrant multiplied by (ii) the excess, if any of (A) the Per Share Price over (B) the Exercise Price (as defined in the Warrant Agreement), as reduced as described below.

In connection with the Merger Agreement, on June 28, 2023, the Company and Continental Stock Transfer & Trust Company, entered into an amendment to the Warrant Agreement (the “Warrant Amendment”), amending the Company’s warrant holders’ (“Warrant Holders”) rights under the Warrant Agreement. The Warrant Amendment provides that, upon the completion of the Merger, (i) the Exercise Price (as defined in the Warrant Agreement) will be reduced by an amount equal to the difference between (A) the Exercise Price in effect prior to such reduction minus (B) (I) the Per Share Price minus (II) the Black-Scholes Warrant Value (as defined in the Warrant Agreement), and (ii) immediately following (and after giving effect to) the reduction of the Exercise Price as set forth in the immediately preceding clause (i), each outstanding Company Warrant (a “Warrant”) will be automatically cancelled with no action required from the Warrant Holders and converted into a right to receive an amount in cash, without interest, equal to (A) the total number of shares of Common Stock underlying such Company Warrant multiplied by (B) the excess, if any, of (I) the Per Share Price over (II) the Exercise Price (as reduced).

The foregoing description of the Warrant Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Warrant Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Closing Conditions

The closing of the Merger is conditioned on certain conditions, including (i) the Company’s receipt of requisite stockholder approval adopting the Merger Agreement (to be obtained at a meeting of the stockholders, which will be called following the Company’s filing with the SEC of a definitive proxy statement) (ii) the expiration or termination of any applicable waiting periods under the Hart-Scott-Rodino Act, (iii) certain other regulatory approvals or clearances by government authorities, and (iv) other customary conditions for a transaction of this type, such as the absence of any legal restraint prohibiting the consummation of the transactions.

Termination Rights

The Merger Agreement contains certain customary termination rights for the Company and Parent, including (i) if the Merger is not consummated on or before the “outside date” of December 28, 2023 (subject to an extension until March 28, 2024 for certain outstanding regulatory approvals, in either case, the “Outside Date”), (ii) if the requisite approval of the Company’s stockholders is not obtained, (iii) if the other party breaches its representations, warranties or covenants in a manner that would cause the conditions to the closing of the Merger set forth in the Merger Agreement to not be satisfied and fails to cure such breach, (iv) if certain specified regulatory approvals are not obtained, or (v) if any law or order prohibiting the Merger or the transactions has become final and non-

appealable. In addition, (x) subject to compliance with certain terms of the Merger Agreement, the Merger Agreement may be terminated by the Company in order to enter into a definitive agreement providing for a superior proposal and (y) the Merger Agreement may be terminated by Parent if the Company’s board of directors changes its recommendation. Parent and the Company may also terminate the Merger Agreement by mutual written consent.

Termination Fees

If (i) the Merger Agreement is validly terminated by Parent (x) if the Effective Time has not occurred by the Outside Date (provided that at the Outside Date, Parent has the right to terminate due to the Company’s breach of its representations, warranties and covenants set forth in the Merger Agreement), (y) if the requisite consent of the Company’s stockholders adopting the Merger Agreement has not been obtained by the Outside Date, or (z) if the Company breached its representations, warranties or covenants in a manner that would cause the conditions to the closing of the Merger set forth in the Merger Agreement to not be satisfied, (ii) prior to Parent’s termination, a third party announced and did not publicly withdraw or abandon a proposal for an alternative transaction for the Company, and (iii) within twelve months following such termination, the Company consummates an alternative business combination transaction or enters into a definitive agreement providing for the consummation an alternative business combination transaction, the Company will be required to pay Parent a termination fee equal to $5,000,000 (the “Company Termination Fee”). The Company is also required to pay the Company Termination Fee if, prior to obtaining the requisite stockholder approval, (i) Parent terminates the Merger Agreement because the board of directors of the Company changes its recommendation regarding the Merger or (ii) the Company terminates the Merger Agreement to enter into a definitive agreement providing for an alternative business combination transaction the board of directors of the Company deems to be superior to the Merger.

Parent will be required to pay the Company a termination fee equal to $5,000,000 (the “Parent Termination Fee”) if (i) either party terminates the Merger Agreement due to the occurrence of the Outside Date and (ii) at the time of such termination, all closing conditions have been satisfied or waived other than Paren’ts receipt of certain approvals or deemed approvals from the Royal Bank of India.

The foregoing description of the Merger Agreement and the transactions is only a summary, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this report and incorporated by reference herein. The Merger Agreement and the above description have been included to provide investors and security holders with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about the Company or Parent. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them. Investors should be aware that the representations, warranties and covenants or any description thereof may not reflect the actual state of facts or condition of the Company or Parent. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after the date of the Merger Agreement. Further, investors should read the Merger Agreement not in isolation, but only in conjunction with the other information that the respective companies include in reports, statements and other filings they make with the Securities and Exchange Commission.

Voting Agreement

In connection with the consummation of the transactions contemplated by the Merger Agreement, certain stockholders of the Company affiliated with directors Dario Calogero and Emilio Hirsch have executed voting agreements (the “Voting Agreements”) in favor of Parent concurrently with the execution of the Merger Agreement, pursuant to which such stockholders have agreed, among other things, to vote all shares of Company Common Stock owned by them in favor of the approval and adoption of the Merger Agreement.

The foregoing description of the Voting Agreements is only a summary, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Voting Agreements, which are attached as Exhibit 10.2 and Exhibit 10.3 to this report and incorporated by reference herein.

Statement Regarding Forward-Looking Information

This Current Report on Form 8-K contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, its omnichannel and other product and global customer developments, and its expectations, beliefs, intentions, plans, prospects or strategies regarding the business plans of Kaleyra’s management team. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements referenced or contained on this Form 8-K are based on certain assumptions and analyses made by Kaleyra in light of its experience and perception of historical trends, current conditions and expected future developments and their potential effects on Kaleyra as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting Kaleyra will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including Kaleyra’s ability to regain compliance with the NYSE Listing Company Manual, the mix of services utilized by Kaleyra’s customers and such customers’ needs for these services, including any variability by geography, market acceptance of new service offerings, the ability of Kaleyra to expand what it does for existing customers as well as to add new customers, that Kaleyra will have sufficient capital to operate as anticipated, and the impact of other geopolitical and macroeconomic factors such as the war in Ukraine, may have on Kaleyra’s operations, the demand for Kaleyra’s products, global supply chains and economic activity in general. Additional risk factors that that may cause such a difference include, but are not limited to: (i) the ability of the parties to consummate the proposed transaction in a timely manner or at all; (ii) the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction; (iii) potential delays in consummation the proposed transaction; (iv) the ability of Kaleyra and Tata Communications to timely and successfully achieve the anticipated benefits of the proposed transaction; (v) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; (vi) significant transaction costs associated with the proposed transaction; (vii) potential litigation relating to the proposed transaction; (viii) the risk that disruptions from the proposed transaction will harm Kaleyra’s business, including current plans and operations; (ix) the ability of Kaleyra to retain and hire key personnel; (x) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (xi) legislative, regulatory and economic developments affecting Kaleyra’s business; (xii) general economic and market developments and conditions; (xiii) the evolving legal, regulatory and tax regimes under which Kaleyra operates; and (xiv) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect Kaleyra’s financial performance. Therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. The Company refers you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Form 10-K for the fiscal year ended December 31, 2022, and comparable sections of the Company’s Quarterly Reports on Form 10-Q and other filings, which have been filed with the SEC and are available on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Additional Information and Where to Find It

Kaleyra plans to file a proxy statement (the “Transaction Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies to approve the Merger and related transactions (the “Transaction”), the definitive version of which will be sent or provided to Kaleyra stockholders. STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE TRANSACTION PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS THAT KALEYRA HAS FILED OR WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE

BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS. Stockholders may obtain, free of charge, the preliminary and definitive versions of the Transaction Proxy Statement (when available), any amendments or supplements thereto, and any other relevant documents filed by or which will be filed by Kaleyra with the SEC in connection with the Transaction at the SEC’s website (http://www.sec.gov). Copies of Kaleyra’s definitive Transaction Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by Kaleyra with the SEC in connection with the Transaction will also be available, free of charge, at Kaleyra’s investor relations website (investors.kaleyra.com) or by or by contacting Kaleyra Investor Relations at KLR@mzgroup.us.

Participants in the Solicitation

Kaleyra, its directors and certain executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the Transaction. Information relating to the foregoing can also be found in Kaleyra’s definitive proxy statement for its 2022 Annual Meeting of Stockholders (the “2022 Proxy Statement”), which was filed with the SEC on November 22, 2022, and will be included in the Transaction Proxy Statement. Additional information regarding such participants, including their direct or indirect interests, which may be different from those of Kaleyra’s stockholders generally, will be included in the Transaction Proxy Statement and other relevant documents filed or to be filed with the SEC in connection with the Transaction. You may obtain free copies of these documents using the sources indicated above.

Item 9.01	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

The exhibits required by this item are set forth on the Exhibit Index attached hereto.

Exhibit Number

2.1	Agreement and Plan of Merger, by and among Kaleyra, Inc. and Tata Communications Limited, dated June 28, 2023*

10.1	Amendment to Warrant Agreement, by and between Kaleyra, Inc. and Continental Stock Transfer & Trust Company dated June 28, 2023

10.2	Voting and Support Agreement, by and among Tata Communications Limited, Kaleyra, Inc., Dario Calogero and Maya Investments, Ltd., dated June 28, 2023

10.3	Voting and Support Agreement, by and among Tata Communications Limited, Kaleyra, Inc., Emilio Hirsch, Esse Effe S.p.A. and Effe PI Società Semplice, dated June 28, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2023

By:	/s/ Dario Calogero
Name:	Dario Calogero
Title:	Chief Executive Officer and President